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                                                                    EXHIBIT 10.2

                            ERGO SCIENCE CORPORATION

                FIRST AMENDMENT TO THE ERGO SCIENCE CORPORATION
               AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE PLAN

     THIS FIRST AMENDMENT TO THE ERGO SCIENCE CORPORATION AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE PLAN (this "Amendment") is made and adopted by Ergo Science Corporation, a Delaware corporation (the "Company"), effective as of June 25, 1996.

                                    RECITALS

     WHEREAS, on October 2, 1995, the stockholders of the Company approved, and on October 6, 1995, the Company adopted, the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (the "Plan"); and

     WHEREAS, the board of directors approved and recommended to the stockholders of the Company an increase (the "Increase") in the number of shares of the Company's common stock, par value $.01 per share, available for issuance under the Plan from 731,525 shares to 1,431,525 shares; and

     WHEREAS, on June 25, 1996, the stockholders of the Company approved the Increase.

                                   AMENDMENT

     NOW, THEREFORE, Section 2.1 of the Plan is hereby amended to read, in its entirety, as follows:

     "2.1  Maximum Number of Shares.  Subject to the provisions of Subsections
           ------------------------
2.2 and 2.5 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 1,431,525 shares of Stock, all or any part of which may be issued to any Eligible Individual."

     Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.

     IN WITNESS WHEREOF, the Company, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.

                                                ERGO SCIENCE CORPORATION



                                                By:
                                                   ---------------------
                                                   J. Warren Huff
                                                   President